                                                                   Exhibit 10.13


                    [LETTERHEAD OF ULTRA MOTORCYCLE COMPANY]


                        AMENDMENT TO EMPLOYMENT CONTRACT


The employment contract of Harold L. Collins (hereinafter "Collins") is hereby amended as follows:

1. Effective November 1, 2000, Collins is appointed as the CEO and President of Ultra Motorcycle Company, formerly known as Bikers Dream, Inc.

2. The termination date of said employment contract shall be October 31, 2002, unless hereafter or otherwise extended, and the contract shall be construed, in its entirety, accordingly.

3. Effective November 1, 2000, Collins' annual salary shall be increased to $225,000, in addition to all other forms of compensation currently being paid to him.

Except as otherwise modified above, said employment contract shall continue in full force and effect.


Dated:                                      ULTRA MOTORCYCLE COMPANY
      -----------------

                                            By:
                                                  ------------------------------
                                                  JOHN RUSSELL,
                                                  Chairman


                                            By:
                                                  ------------------------------
                                                  HUMBERT POWELL,
                                                  Director


                                            By:
                                                  ------------------------------
                                                  KENNETH SCHWARTZ,
                                                  Director